EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This Certification is intended to accompany the Annual Report of Kreisler Manufacturing Corporation (the “company”) on Form 10-QSB for the three months ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “report”), and is given solely for the purpose of satisfying the requirements of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. To the best of my knowledge, the undersigned, in my capacities as set forth below, hereby certifies that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ EDWARD L. STERN	Date: November 14 , 2002
Chief Executive Officer and Chief Financial Officer